Exhibit 99.2

Consolidated Financial Statements

Erie Acquisition Holdings, Inc. and Subsidiaries

June 30, 2017

CONTENTS

Page

Consolidated Financial Statements:

Balance Sheet	2

Statements of Operations	3

Statements of Stockholders’ Equity	4

Statements of Cash Flows	5

Notes to Consolidated Financial Statements	6-18

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEET

June 30, 2017

June 30,
2017
Current assets:
Cash and cash equivalents	$1,626,500
Accounts receivable, net of allowance for doubtful accounts of $2,690,920	115,795,493
Refundable income taxes	3,850,905
Prepaid expenses and other current assets	6,309,224
Total current assets	127,582,122

Property and equipment, net	43,547,150
Goodwill	491,837,463
Other intangible assets, net	493,525,583
Deferred income taxes	818,684
Other assets	4,887,720

Total assets	$1,162,198,722

Current liabilities:
Current portion of long-term debt	$5,150,000
Accounts payable	9,461,637
Accrued compensation and related expenses	29,568,057
Current portion of capital lease	2,996,677
Income taxes payable	381,027
Other accrued expenses	38,393,647
Total current liabilities	85,951,045

Other liabilities	3,177,549
Deferred income taxes	167,333,431
Long-term capital lease	6,400,266
Long-term debt	633,666,658

Total liabilities	896,528,949

Stockholders' equity:
Common stock, $0.01 par value. Authorized 1,000 shares; issued and outstanding 1,000 shares as of June 30, 2017	10
Additional paid-in capital	312,984,394
Accumulated deficit	(47,314,631)
Total stockholders' equity	265,669,773

Total liabilities and stockholders' equity	$1,162,198,722

The accompanying notes to consolidated financial statements are an integral part of these statements.

2

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

For the periods January 1 to June 30, 2017, March 2 to June 30, 2016, and January 1 to March 1, 2016

	Successor		Predecessor
	Company		Company
	For the	For the	For the
	Period	Period	Period
	January 1 to	March 2 to	January 1 to
	June 30,	June 30,	March 1,
	2017	2016	2016
Revenues	$504,712,249	$336,899,631	$165,406,969

Cost of services provided (includes depreciation expense of $6,840,679, $4,142,464, and $2,078,951, respectively)	443,112,848	291,831,625	141,707,709

Gross profit	61,599,401	45,068,006	23,699,260

Operating expenses:
Selling expense	5,084,140	3,577,431	1,986,553
General and administrative expense	27,776,225	17,866,822	11,268,943
Stock-based compensation expense	892,548	675,092	91,214
Amortization	29,331,362	20,977,222	4,614,416
Other depreciation	1,352,691	714,875	354,778

Total operating expenses	64,436,966	43,811,442	18,315,904

Operating income before transaction expenses	(2,837,565)	1,256,564	5,383,356

Transaction expenses	-	574,349	54,616,651

Operating income (loss)	(2,837,565)	682,215	(49,233,295)

Interest expense	27,310,747	18,346,494	15,376,668

Loss before income taxes	(30,148,312)	(17,664,279)	(64,609,963)

Income tax benefit	(11,908,583)	(6,977,390)	(15,499,037)

Net loss	$(18,239,729)	$(10,686,889)	$(49,110,926)

The accompanying notes to consolidated financial statements are an integral part of these statements.

3

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

For the periods January 1 to June 30, 2017, March 2 to June 30, 2016, and January 1 to March 1, 2016

	Predecessor Company		Successor Company		Additional
	Common stock		Common stock		Paid-in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total
Balance, December 31, 2015	9,478,640	$94,786	-	$-	$190,819,897	$(24,008,334)	$166,906,349

Net loss	-	-	-	-	-	(49,110,926)	(49,110,926)
Stock-based compensation expense			-	-	91,214	-	91,214
Exercise of stock options	1,301,756	130,176	-	-	31,352,089	-	31,482,265
Stock-based compensation (income) expense	-	-	-	-	(6,374,706)	-	(6,374,706)
Purchase of Predecessor Company common stock	(10,780,396)	(224,962)	-	-	(215,888,494)	73,119,260	(142,994,196)
Proceeds from sale of Successor Company common stock	-	-	1,000	10	310,599,990	-	310,600,000

Balance, March 1, 2016	-	$-	1,000	$10	$310,599,990	$-	$310,600,000

Net loss	-	-	-	-	-	$(10,686,889)	(10,686,889)
Stock-based compensation expense	-	-	-	-	675,092	-	675,092

Balance, June 30, 2016	-	$-	1,000	$10	$311,275,082	$(10,686,889)	$300,588,203

Balance, December 31, 2016	-	$-	1,000	$10	$312,091,846	$(29,074,902)	$283,016,954

Net loss	-	-	-	-	-	(18,239,729)	(18,239,729)
Stock-based compensation expense	-	-	-	-	892,548	-	892,548

Balance, June 30, 2017	-	$-	1,000	$10	$312,984,394	$(47,314,631)	$265,669,773

The accompanying notes to consolidated financial statements are an integral part of these statements.

4

Erie Acquisition Holdings, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the periods January 1 to June 30, 2017, March 2 to June 30, 2016, and January 1 to March 1, 2016

	Successor		Predecessor
	Company		Company
	For the	For the	For the
	Period	Period	Period
	January 1 to	March 2 to	January 1 to
	June 30,	June 30,	March 1,
	2017	2016	2016
Cash flows from operating activities:
Net loss attributable to Erie Acquisition Holdings, Inc.	$(18,239,729)	$(10,686,889)	$(49,110,926)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization	29,331,362	20,977,222	4,614,416
Depreciation	8,193,370	4,857,339	2,433,729
Non-cash interest expense	2,503,279	1,623,612	10,111,693
Interest rate swap	-	-	976,303
Stock-based compensation	892,548	675,092	91,214
Loss (gain) on disposal	(48,063)	(22,827)	(29,100)
Provision for doubtful accounts, net of write-offs	337,968	(41,810)	(88,831)
Deferred income tax benefit	(12,752,046)	(3,305,152)	(5,094,576)
Changes in operating assets and liabilities:
Accounts receivable	6,591,951	1,634,279	(4,688,658)
Refundable income taxes	-	(10,356,688)	(15,885,806)
Prepaid expenses and other current assets	(721,035)	(137,888)	(1,532,216)
Other assets	244,254	(396,237)	-
Accounts payable	(1,765,669)	3,341,638	(896,389)
Accrued compensation and related expenses	(1,937)	(14,775,060)	13,349,273
Income taxes payable	381,027	15,005	(1,802,056)
Other accrued expenses	(489,782)	5,605,447	3,829,428
Other liabilities	(682,863)	312,504	(970,364)
Net cash provided by (used in) operating activities	13,774,635	(680,413)	(44,692,866)

Cash flows from investing activities:
Purchases of property and equipment, net	(8,040,440)	(5,324,416)	(1,626,769)
Purchase of Predecessor Company	-	-	(555,026,286)
Net cash used in investing activities	(8,040,440)	(5,324,416)	(556,653,055)

Cash flows from financing activities:
Payment of deferred financing costs	-	-	(19,961,629)
Borrowings on long-term debt	-	-	660,700,000
Payments on long-term debt	(2,575,000)	(1,287,500)	(404,400,000)
Borrowings on revolver	102,300,000	58,500,000	50,800,000
Payments on revolver	(102,300,000)	(72,500,000)	(27,500,000)
Payments on capital lease obligations	(1,598,327)	(641,496)	(192,282)
Proceeds from sale of Successor Company common stock	-	-	310,600,000
Proceeds from exercise of stock options	-	-	31,482,265
Repayment of interest rate swap	-	-	(3,430,000)
Payment of restricted cash deposit	-	-	25,000,000
Net cash (used in) provided by financing activities	(4,173,327)	(15,928,996)	623,098,354

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,560,868	(21,933,825)	21,752,433

Cash and cash equivalents, beginning of period	65,632	22,569,661	817,228
Cash and cash equivalents, end of period	$1,626,500	$635,836	$22,569,661

Capital expenditures funded by capital lease borrowings and notes payable	$3,001,053	$2,225,112	$536,168

The accompanying notes to consolidated financial statements are an integral part of these statements.

5

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2017

NOTE 1 – ORGANIZATION AND BUSINESS

Erie Acquisition Holdings, Inc. and Subsidiaries, thru its indirectly wholly-owned subsidiary GCA Services Group, Inc. and its subsidiaries (together known as the “Company”), provides contract building cleaning services, building maintenance, landscaping and grounds services, and other similar services for commercial and industrial businesses, office buildings, colleges and universities, school systems, and other facilities. The Company also provides staffing services to various commercial businesses.

NOTE 2 – MERGER

On November 12, 2015, the Company, Blackstone Group L.P. and its affiliates (the Company’s previous controlling shareholder), GCA Holding Corp., a Delaware corporation (“GCA Holdings” or “Parent”), GCA Merger Sub, Inc. a Delaware corporation (“Merger Sub”) and an indirect wholly-owned subsidiary of Parent, entered into an Agreement and Plan of Merger (“the Merger”). Pursuant to the Merger, the Merger Sub merged with and into the Company. On March 1, 2016, the Merger was consummated.

As a result of the Merger, GCA Holdings is majority owned by affiliates of the investment funds sponsored by the Merchant Banking Division of Goldman Sachs (“Goldman Sachs”) and Thomas H. Lee Partners, L.P. (“THL”). Goldman Sachs, THL and certain members of the Company’s management team (“Investor Group”), through GCA Holdings, beneficially own all of the issued and outstanding capital stock of the Company. The Investor Group made an equity investment in GCA Holdings of $310,600,000, which, in turn, was invested in the capital stock of the Company.

The Merger was financed by initial borrowings under the Company’s new senior secured credit facilities (“Credit Facilities”) having an aggregate initial available principal amount of approximately $775,000,000, and the $310,600,000 equity investment by the Investor Group. The initial borrowings to finance the purchase included two term loans totaling $675,000,000 and $23,300,000 of revolver borrowings. The details of the new Credit Facilities are more fully discussed in Note 6.

References in these financial statements to the “Predecessor Company” refer to the Company prior to March 2, 2016. References to the “Successor Company” refer to the Company on or after March 2, 2016, after giving effect to the issuance of new capital stock and the recognition and push down of purchase accounting adjustments and the push down of stock-based compensation expense for certain stock options issued by GCA Holdings. See Note 7 for further details of stock-based compensation expense.

The Merger consideration for all of the outstanding capital stock of the Predecessor Company outstanding on March 1, 2016 was defined as $950,000,000 plus the amount of cash; minus the amount of closing indebtedness; minus the amount of Company transaction expenses; plus or minus an adjustment for any variance in working capital, as defined.

6

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 2 – MERGER – CONTINUED

The actual merger consideration was calculated as follows:

Common stock merger consideration	$950,000,000
Closing cash	40,480,911
Closing indebtedness	(416,356,761)
Transaction expenses	(12,715,896)
Working capital adjustment	(6,381,968)

Total merger consideration	$555,026,286

The following table summarizes the allocation of the purchase price based upon the work of outside appraisers as well as internal valuation estimates to determine the relative fair value of the Company’s assets and liabilities acquired as of March 1, 2016 in conformity with Accounting Standards Codification (ASC) No. 805, Business Combinations:

Current assets	$150,187,287
Property and equipment	35,947,235
Identifiable intangible assets	575,300,000
Goodwill	491,837,463
Other long-term assets	2,547,087
Total assets acquired	1,255,819,072

Current liabilities assumed	(91,262,451)
Capital lease liabilities	(2,992,708)
Other liabilities	(2,755,905)
Debt assumed	(407,830,000)
Deferred taxes	(195,951,722)

Net assets acquired	$555,026,286

Identifiable intangible assets above include $368,300,000 for customer contracts and relationships, $183,400,000 for trade names and trademarks, and $23,600,000 for non-compete agreements. The intangible assets values were derived by outside appraisers using a number of income approaches including the excess earnings method, the relief of royalty method and the discounted earnings method. These valuation techniques represent level 3 inputs in the fair value hierarchy under fair value measurement guidance. Property and equipment fair values are based upon management’s assessments of current market values for used equipment. Working capital carrying values were deemed to represent fair value.

7

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 2 – MERGER – CONTINUED

As defined in the Merger agreement, a portion of the Merger Consideration was not paid on March 1, 2016 to the Predecessor shareholders. This portion of the Merger Consideration totaling $22,000,000 was deposited at a commercial bank into two separate escrow accounts; $20,000,000 into a Purchase Price Adjustment Escrow account and $2,000,000 into a Security Holder Representative Expense account. The Purchase Price account is disbursed at the direction of the Subsidiary. The Security Holder account is disbursed at the direction of the Security Holder representative (the Predecessor Company’s controlling shareholder). In July 2016, these escrow balances were disbursed in accordance with the purchase agreement and $200,000 of the Security Holder Escrow was withheld and remains unpaid as of June 30, 2017.

As part of the Merger Agreement, the Company entered into a tax benefit sharing agreement with the Predecessor Company’s selling shareholders. The agreement requires the Company to pay certain tax benefits it receives from specific tax deductions on its federal and state tax returns to the Predecessor Company’s shareholders. Tax benefits to be paid to the Predecessor Company’s selling shareholders are those related to periods prior to March 2, 2016 and are defined transaction costs, deferred financing fees and original issue discount, an interest rate swap agreement, and stock-based compensation and related payroll tax for stock options exercised in connection with the Merger. The tax benefit sharing agreement also requires the Company to pay to the Predecessor Company’s selling shareholders tax benefits related to management bonuses for 2015 paid after March 1, 2016 and for any utilization of any federal and state net operating loss carryforwards and tax credits that existed as of March 1, 2016 and were utilized for tax periods after that date and through the period ending March 1, 2019. In December 2016, the Company received a tax refund related to the carryback tax benefit of $16,998,360, of which $5,747,814 according to the tax sharing agreement was distributed to the Predecessor Company’s selling shareholders. As of June 30, 2017, the Company has recorded an estimated accrued distribution payable to the Predecessor Company’s shareholders for the realization of future tax benefits of $4,017,125 in other accrued expenses in the accompanying consolidated balance sheet in accordance with the tax sharing provisions.

In connection with the Merger, the Predecessor Company incurred $54,616,651 of transaction expenses reflected in the accompanying consolidated statements of operations of the Predecessor Company for the period ended March 1, 2016. These transaction costs represent costs of both the buyer and seller and include the following:

Stock option compensation	$30,486,770
Consulting and advisory fees	23,613,670
Bonus and other	516,211
Total transaction expenses	$54,616,651

The stock option compensation expense represents the buyout of the Predecessor Company’s stock incentive plan, which was accounted for under Accounting Standards Codification (“ASC”) 718, Compensation – Stock Compensation, as a modification. The excess of consideration paid for the unvested portion of the options over previously recognized compensation is recorded as additional expense. Time vested options are recognized up to the original unrecognized compensation based on the original grant date fair values. The excess of the consideration over the grant date fair value of $6,374,706 was recognized as a charge to equity for the period ended March 1, 2016.

8

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 2 – MERGER – CONTINUED

A black line has been drawn between the consolidated statements of operations and cash flows for the period January 1 to March 1, 2016 and the other periods presented to distinguish between the Successor Company and the Predecessor Company. The results of the period shown for the Predecessor Company are not considered to be comparable to those of the Successor Company.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation

The consolidated balance sheet as of June 30, 2017 and the consolidated statements of operations and the consolidated statements of cash flows for the periods ending June 30, 2017, June 31, 2016, and March 1, 2016, have been prepared by the Company and have not been audited. In the opinion of management, all normal and recurring adjustments necessary to present fairly the financial position, results of operations and cash flows have been made. The unaudited consolidated financial statements should be read in conjunction with the audited financial statements and notes for the year ended December 31, 2016.

(b)	Principles of Consolidation

The consolidated financial statements include the accounts of Erie Acquisition Holdings, Inc. and its consolidated subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

(c)	Use of Estimates

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(d)	Prepaid Commissions

The Company capitalizes commissions paid to sales personnel in connection with the execution of customer contracts. These amounts are capitalized and amortized over the length of the expected customer relationship (not exceeding five years), on a straight-line basis. The portions of the capitalized commissions that will be recorded as amortization within the first twelve months after period-end are included in prepaid expenses and other current assets in the accompanying consolidated balance sheet. Capitalized commissions of $977,759 are included in prepaid expenses and $561,561 are included in other assets as of June 30, 2017.

(e)	Financing Fees and Original Issue Discount

The Company’s debt financing costs are amortized on a straight-line basis, which approximated the effective interest method, over the life of the applicable loan agreements. Financing fees related to the revolving credit facility are included in other assets on the consolidated balance sheet. Financing fees and original issue discount related to the first and second lien term loans are recorded as an offset to long-term debt in the accompanying consolidated balance sheet.

9

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

As a result of financing the purchase price of the Merger, $34,261,629 of financing costs were incurred by the Company in connection with the Credit Facilities discussed in Note 6. Of these financing costs, $27,383,632 was unamortized as of June 30, 2017. Accumulated amortization for the financing costs of the Company was $6,877,997 as of June 30, 2017.

Amortization of all deferred financing and original discount costs, which is included in interest expense in the accompanying consolidated statements of operations, was $2,503,279, $1,623,612, and $10,111,693 for the periods ended June 30, 2017, June 30, 2016, and March 1, 2016, respectively.

(f)	Accounting for Stock-Based Compensation

The Company applies the accounting prescribed in ASC No. 718, which requires that all stock-based compensation be recognized as an expense in the financial statements and that such cost be measured at the fair value of the award.

The Company recognizes compensation expense based on estimated grant date fair value using the Black-Scholes option-pricing model. Share-based compensation related to stock options recognized under ASC No. 718 was expense of $892,548, $675,092, and $91,214 for the periods ended June 30, 2017, June 30, 2016, and March 1, 2016, respectively. See Note 7 for further details of stock-based compensation expense.

(g)	Fair Value of Financial Statement Instruments

The Company applies fair value accounting for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value is calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities includes consideration of non-performance risk including the Company’s own credit risk.

In determining fair value, the Company uses various valuation approaches, including market, income and/or cost approaches. The accounting guidance related to financial assets and financial liabilities establishes a hierarchy for inputs used in measuring fair value which maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

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Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Company’s financial instruments are cash and cash equivalents, accounts receivable, accounts payable, and long-term debt. The recorded values of cash and cash equivalents, accounts receivable and accounts payable approximate their fair values based on their short-term nature. The Company’s long-term debt is recorded at historical cost, and the Company has not elected to apply fair value accounting to such financial instrument. The historical cost of the Company’s long-term debt approximates its fair value.

(h)	Statement of Cash Flow Disclosures

During the periods ended June 30, 2017, June 30, 2016, and March 1, 2016, respectively, the Company paid interest of $25,266,991, $12,620,148, and $6,733,278, respectively, and made income tax payments of $144,525, $6,186,277, and $2,733, respectively.

(i)	Reclassifications

Certain prior year amounts have been reclassified to conform with the current period presentation.

NOTE 4 – PROPERTY AND EQUIPMENT

	Useful	June 30,
	Life	2017
Machinery and equipment	5 to 6 years	$36,641,308
Automotive equipment	5 years	2,285,626
Office furniture and fixtures	5 years	195,404
Computer hardware and software	3 to 5 years	6,516,776
Capital leased assets	Lease term	12,525,224
Leasehold improvements	Lease term	849,538
		$59,013,876
Less accumulated depreciation and amortization		(15,466,726)

Property and equipment, net		$43,547,150

Depreciation expense for property and equipment for the periods ended June 30, 2017, June 30, 2016, and March 1, 2016 was $8,193,370, $4,857,339, and $2,433,729, respectively.

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Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 5 – OTHER INTANGIBLE ASSETS

	Average	June 30,
	Useful Life	2017
Intangible assets:
Customer contracts and relationships	12-15 years	$368,300,000
Covenants not to compete	2 years	23,600,000
Trademarks and tradenames	Indefinite	183,400,000
		575,300,000
Less accumulated amortization		(81,774,417)

Other intangible assets, net		$493,525,583

Covenants not to compete are being amortized on a straight-line basis. The customer contracts and relationships are amortized on a declining balance method based on the level of cash flows used in the valuation of the assets. Amortization expense for amortizing intangible assets was $29,331,362, $20,977,222, and $4,614,416 for the periods ended June 30, 2017, June 30, 2016, and March 1, 2016. Amortization expense for each of the next five years is as follows:

July 1, 2017- June 30, 2018	$51,850,746
July 1, 2018- June 30, 2019	$38,039,891
July 1, 2019- June 30, 2020	$33,715,648
July 1, 2020- June 30, 2021	$31,018,430
July 1, 2021- June 30, 2022	$29,254,843

NOTE 6 – LONG-TERM DEBT

Senior Secured Credit Facilities

In connection with the Merger, the Company entered into first and second lien senior secured credit facilities having an aggregate principal amount of $675,000,000, consisting of a $515,000,000 first lien senior secured term loan and a $160,000,000 second lien senior secured term loan. The Credit Facilities also provide for a $100,000,000 revolving credit facility. The principal amounts of the first and second lien senior secured term loans of $664,425,000 as of June 30, 2017 are recorded net of an original issue discount and financing fees, of which $11,497,905 and $14,110,437, respectively, are unamortized as of June 30, 2017. These discounts are being amortized based on the effective interest method. Under the revolving credit facility, no amount was outstanding as of June 30, 2017.

12

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 6 – LONG-TERM DEBT - CONTINUED

Summarized below are the principal terms of the agreements that govern the Credit Facilities.

First lien term loan bears interest at the London Interbank Rate (LIBOR) subject to a 1.0% floor plus 4.75%, or for Base Rate Loans, 3.75% plus the highest of (1) federal funds rate plus 1/2 of 1%, (2) the LIBOR rate plus 1.0%, and (3) the Prime Rate. The second lien term loan bears interest at LIBOR subject to a 1.25% floor plus 9.0%, or for Base Rate Loans, 8.0% plus the highest rate of (1) (2) or (3) above. Total interest expense for the periods ended June 30, 2017 and 2016 for borrowings under the Credit Facilities totaled $23,843,466 and $16,612,128, respectively. At June 30, 2017, the average borrowing rate on the first lien term loan was 5.90% and the average borrowing rate on the second lien term loan was 10.19%.

The Credit Facilities also provide for the issuance of letters of credit, as defined. The Company is required to pay a fee of 4.875% per annum for the total letters of credit outstanding. The Company has outstanding letters of credit issued under the Credit Facilities totaling $39,264,788 at June 30, 2017.

The Company is required to pay a commitment fee of 0.50% per annum to the lenders under the senior secured revolving facility in respect of the unutilized commitments thereunder. Prepayments are required to be made upon certain conditions, and the Company may voluntarily prepay the outstanding loans.

The first lien term loan facility amortizes in equal quarterly installments in aggregate annual amounts equal to 0.25% of the original principal amount of the first lien term loan facility, with the balance payable on March 1, 2023. The principal amount outstanding under the revolving credit facility is due five years after the closing date on March 1, 2021. The principal amount outstanding under the second lien term loan facility is due in full on March 1, 2024.

Obligations under the Credit Facilities are unconditionally guaranteed by each of the Company’s existing U.S. wholly-owned restricted subsidiaries and, secured by substantially all of the assets of the Company and guarantors, including a pledge of all of the Company’s capital stock.

The Company is required to maintain certain financial and nonfinancial covenants, as defined, including a consolidated first lien leverage ratio test on the last day of any quarter. The Company was in compliance with the covenants as of June 30, 2017. Additionally, the Company is restricted as to the dividends that can be paid as defined in the Credit Facilities.

13

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 6 – LONG-TERM DEBT - CONTINUED

Long-Term Debt Maturities

As of June 30, 2017, the Company’s long-term debt is payable as follows:

Term
Loans
July 1, 2017- June 30, 2018	$5,150,000
July 1, 2018- June 30, 2019	5,150,000
July 1, 2019- June 30, 2020	5,150,000
July 1, 2020- June 30, 2021	5,150,000
July 1, 2021- June 30, 2022	5,150,000
Thereafter	638,675,000
Total payments	664,425,000
Less current portion of long-term debt	(5,150,000)
Less unamortized financing fees	(14,110,437)
Less unamortized debt discount	(11,497,905)

Long-term debt	$633,666,658

NOTE 7 – STOCK OPTION PLAN

In connection with the Merger discussed in Note 2, the Company adopted a stock option plan in which certain employees of the Company can participate.

Under the terms of the Plan, the Company may grant awards to key employees, directors, other service providers, or independent contractors of the Company and its subsidiaries, which awards include grants of non-qualified stock options and other stock-based awards, including restricted shares of the Company’s common stock, restricted stock units, and the opportunity to purchase shares of Company common stock.

An option may be exercised by paying the exercise price in cash or its equivalents, in shares, or partly in cash and partly in such shares which, in the aggregate, have a value equal to the aggregate exercise price of the shares being. The number of shares delivered upon the exercise of the option will be reduced by a number of shares that has a fair market value equal to the exercise price, provided that the participant tenders cash or its equivalent to pay any applicable withholding taxes.

Under the Plan, the Company is authorized to issue up to 423,546 stock options and the Company issued shares noted below at an exercise price of $100 per share, which was the fair market value determined by the Board. These options expire in ten years and vest as follows:

•	Time-vesting option. 42% of the options will vest based on the passage of time and the employee’s continued employment. Subject to the continued employment with the Company or its subsidiaries, 25% of the time-vesting tranche will vest on each anniversary of the date of grant.

•	Performance-vesting option. 58% of the options will vest based on the achievement of specified investment returns by the Investor Group as defined in the Plan.

14

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 7 – STOCK OPTION PLAN - CONTINUED

For financial reporting purposes, compensation expense is recognized only for the time vesting options granted in accordance with ASC 718 and was $892,548 for the six months ending June 30, 2017 and $675,092 for the four month period ending June 30, 2016, respectively.

Stock option activity and weighted average calculation for the time vesting options for the periods ended June 30, 2017 and 2016 are as follows:

			Remaining
	Number of	Exercise	Contracted
	Shares	Price	Term
Balances as of March 1, 2016	145,519	$100.00	9.7
Forfeited	(4,200)	$100.00	9.9
Balances as of June 30, 2016	141,319	$100.00	9.7

			Remaining
	Number of	Exercise	Contracted
	Shares	Price	Term
Balances as of December 31, 2016	125,664	$100.00	9.2
Granted	16,380	$100.00	9.7
Forfeited	(4,074)	$100.00	8.7
Balances as of June 30, 2017	137,970	$100.00	8.8

With respect to the Predecessor Company, the Company adopted a stock option plan in which certain employees of the Company could participate. The compensation expense related to the Company’s employees participating in the 2012 Erie Acquisition Holdings, Inc. Stock Incentive Plan (the “Predecessor Plan”) has been pushed down in the accompanying consolidated financial statements of the Predecessor Company.

Under the terms of the Predecessor Plan, the Company was able to grant awards to key employees, directors, other service providers, or independent contractors of the Company and its subsidiaries, which awards include grants of non-qualified stock options and stock appreciation rights and other stock-based awards, including restricted shares of Company common stock, restricted stock units, and the opportunity to purchase shares of Company common stock.

The Predecessor Company only issued stock options under the Plan.

15

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 7 – STOCK OPTION PLAN - CONTINUED

On November 1, 2012 the Board approved the Plan to issue up to 1,461,538 stock options under the Plan and vest as follows:

•	Time-vesting option. One quarter of the options will vest based on the passage of time and the employee’s continued employment. Subject to the continued employment with the Company or its subsidiaries, 20% of the time-vesting tranche will vest on each anniversary of the date of grant.

•	Performance-vesting option. Three quarters of the options will vest based on the achievement of specified investment returns by Blackstone as defined in the Predecessor Plan.

Stock option activity and weighted average calculation for the time vesting options for the period ending March 1, 2016 is as follows.

			Remaining
	Number of	Exercise	Contracted
	Shares	Price	Term
Balances as of December 31, 2015	325,439	$24.18	7.6
Exercised on March 1, 2016	(325,439)	$24.18	-
Balances as of March 1, 2016	-	$-	-

For financial reporting purposes, compensation expense is recognized only for the time vesting options granted in accordance with ASC 718 and was $91,214 period ending March 1, 2016.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office space and certain equipment under operating leases expiring on various dates through January 30, 2024. The Company is liable under terms of non-cancelable leases for the following future minimum lease commitments:

July 1, 2017- June 30, 2018	$1,771,273
July 1, 2018- June 30, 2019	1,438,160
July 1, 2019- June 30, 2020	1,200,751
July 1, 2020- June 30, 2021	899,977
July 1, 2021- June 30, 2022	838,543
Thereafter	1,219,368
Total minimum lease payments	$7,368,072

16

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 8 – COMMITMENTS AND CONTINGENCIES – CONTINUED

Rent expense for all operating leases was $1,481,959, $963,873, and $498,655 for the periods ended June 30, 2017, June 30, 2016, and March 1, 2016, respectfully.

The Company leases certain vehicles under agreements that are classified as capital leases. The cost of the vehicles under capital leases included in the consolidated balance sheet as property and equipment was $12,769,875 at June 30, 2017. Accumulated amortization of the leased vehicles was $2,667,864 at June 30, 2017. Amortization of vehicles under capital leases is included in depreciation expense.

The future minimum lease payments required under the capital leases and the present value of the net minimum lease payments as of June 30, 2017, are as follows:

July 1, 2017- June 30, 2018	$2,926,089
July 1, 2018- June 30, 2019	2,819,238
July 1, 2019- June 30, 2020	2,727,584
July 1, 2020- June 30, 2021	2,131,422
July 1, 2021- June 30, 2022	767,830
Total minimum lease payments	11,372,163
Less amount representing interest	(1,975,220)
Present value of net minimum lease payments	9,396,943
Less current portion of capital lease obligations	(2,996,677)
Long-term capital lease obligations	$6,400,266

Contingencies

As discussed in Note 6, the Company has outstanding letters of credit issued by a financial institution in the amount of $39,264,788 as of June 30, 2017.

Certain current and former officers of the Company have employment agreements that provide for, among other things, salary, bonus, and severance, in certain circumstances, as defined.

The Company has an unsecured deferred compensation arrangement for selected current and former employees that were not eligible to participate in the Company’s voluntary defined contribution plan. The deferred compensation obligation as of June 30, 2017 was $490,646, and is included in other liabilities in the accompanying consolidated balance sheet.

The Company is involved in certain legal actions arising in the ordinary course of business including certain claims made by current and former employees. Management believes that the outcome of such actions, based on the advice of legal counsel, will not have a material adverse effect on the Company’s financial position or results of operations.

17

Erie Acquisition Holdings, Inc. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 9 – RELATED-PARTY TRANSACTIONS

The Company is obligated to pay a quarterly monitoring fee that equates to $2,000,000 annually, plus expenses, to the private equity owners. The Company paid $1,001,639, $682,358, and $333,333 related to monitoring fees for the periods ended June 30, 2017, June 30, 2016, and March 1, 2016, respectively. These expenses were recorded in general and administrative expenses in the accompanying consolidated statements of operations. As of June 30, 2017, the Company had a liability of $496,804 of outstanding balances included in other accrued expenses in the accompanying consolidated balance sheet.

NOTE 10 – INCOME TAXES

The Company’s effective tax rate differs from the statutory tax rate primarily due to tax law and state apportionment changes, valuation allowances, transaction related costs and tax credits. The Company’s effective tax rate for the periods ended June 30, 2017, June 30, 2016, and March 1, 2016 are also impacted by a tax benefit sharing agreement contained in the Merger Agreement entered into as a part of the change in control discussed in Note 2. The effective income tax rates for the periods ended June 30, 2017, June 30, 2016, and March 1, 2016 were 39.5%, 39.5% and 24.0%, respectively.

NOTE 11 – SUBSEQUENT EVENTS

On September 1, 2017, the Company’s indirect parent GCA Holding Corp. was acquired by ABM Industries Incorporated for a combination of cash and stock, totaling approximately $1.25 billion. The Company has evaluated its June 30, 2017 consolidated financial statements for subsequent events through November 2, 2017, the date the consolidated financial statements were available to be issued. The Company is not aware of any additional subsequent events which would require recognition or disclosure in the interim consolidated financial statements.

18

Consolidated Financial Statements

GCA Holding Corp. and Subsidiaries

June 30, 2017

CONTENTS

Page

Consolidated Financial Statements:

Balance Sheet	2

Statements of Operations	3

Statements of Cash Flows	4

Notes to Consolidated Financial Statements	5-15

GCA Holding Corp. and Subsidiaries

CONSOLIDATED BALANCE SHEET

June 30, 2017

June 30,
2017
Assets
Current assets:
Cash and cash equivalents	$1,626,500
Accounts receivable, net of allowance for doubtful accounts of $2,690,920	115,795,493
Refundable income taxes	3,850,905
Prepaid expenses and other current assets	6,309,224
Total current assets	127,582,122

Property and equipment, net	43,547,150
Goodwill	491,837,463
Other intangible assets, net	493,525,583
Deferred income taxes	818,684
Other assets	4,887,720

Total assets	$1,162,198,722

Liabilities and Stockholders' Equity
Current liabilities:
Current portion of long-term debt	$5,150,000
Accounts payable	9,461,637
Accrued compensation and related expenses	29,568,057
Current portion of capital lease	2,996,677
Income taxes payable	381,027
Other accrued expenses	38,393,647
Total current liabilities	85,951,045

Other liabilities	3,177,549
Deferred income taxes	167,333,431
Long-term capital lease	6,400,266
Long-term debt	633,666,658

Total liabilities	896,528,949

Stockholders' equity:
Preferred stock, $0.01 par value. Authorized 1,000 shares; no shares issued and outstanding as of June 30, 2017	-
Common stock, $0.01 par value. Authorized 4,000,000 shares; issued and outstanding 3,106,000 shares as of June 30, 2017	31,060
Additional paid-in capital	312,953,344
Accumulated deficit	(47,314,631)
Total stockholders' equity	265,669,773

Total liabilities and stockholders' equity	$1,162,198,722

The accompanying notes to consolidated financial statements are an integral part of these statements.

2

GCA Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

For the periods January 1, 2017 through June 30, 2017 and

March 2, 2016 (commencement of operations) through June 30, 2016

	For the	For the
	Period	Period
	January 1 to	March 2 to
	June 30,	June 30,
	2017	2016
Revenues	$504,712,249	$336,899,631

Cost of services provided (includes depreciation expense of $6,840,679 in 2017 and $4,142,464 in 2016 , respectively)	443,112,848	291,831,625

Gross profit	61,599,401	45,068,006

Operating expenses:
Selling expense	5,084,140	3,577,431
General and administrative expense	27,776,225	17,866,822
Stock-based compensation expense	892,548	675,092
Amortization	29,331,362	20,977,222
Other depreciation	1,352,691	714,875

Total operating expenses	64,436,966	43,811,442

Operating income before transaction expenses	(2,837,565)	1,256,564

Transaction expenses	-	574,349

Operating income (loss)	(2,837,565)	682,215

Interest expense	27,310,747	18,346,494

Loss before income taxes	(30,148,312)	(17,664,279)

Income tax benefit	(11,908,583)	(6,977,390)

Net loss	$(18,239,729)	$(10,686,889)

The accompanying notes to consolidated financial statements are an integral part of these statements.

3

GCA Holding Corp. and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the periods January 1, 2017 through June 30, 2017 and

March 2, 2016 (commencement of operations) through June 30, 2016

	For the	For the
	Period	Period
	January 1 to	March 2 to
	June 30,	June 30,
	2017	2016
Cash flows from operating activities:
Net loss attributable to GCA Holding Corp	$(18,239,729)	$(10,686,889)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization	29,331,362	20,977,222
Depreciation	8,193,370	4,857,339
Non-cash interest expense	2,503,279	1,623,612
Stock-based compensation	892,548	675,092
Loss (gain) on disposal	(48,063)	(22,827)
Provision for doubtful accounts, net of write-offs	337,968	(41,810)
Deferred income tax benefit	(12,752,046)	(3,305,152)
Changes in operating assets and liabilities:
Accounts receivable	6,591,951	1,634,279
Refundable income taxes	-	(10,356,688)
Prepaid expenses and other current assets	(721,035)	(137,888)
Other assets	244,254	(396,237)
Accounts payable	(1,765,669)	3,341,638
Accrued compensation and related expenses	(1,937)	(14,775,060)
Income taxes payable	381,027	15,005
Other accrued expenses	(489,782)	5,605,447
Other liabilities	(682,863)	312,504
Net cash provided by (used in) operating activities	13,774,635	(680,413)

Cash flows from investing activities:
Purchases of property and equipment, net	(8,040,440)	(5,324,416)
Net cash used in investing activities	(8,040,440)	(5,324,416)

Cash flows from financing activities:
Payments on long-term debt	(2,575,000)	(1,287,500)
Borrowings on revolver	102,300,000	58,500,000
Payments on revolver	(102,300,000)	(72,500,000)
Payments on capital lease obligations	(1,598,327)	(641,496)
Net cash (used in) provided by financing activities	(4,173,327)	(15,928,996)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,560,868	(21,933,825)

Cash and cash equivalents, beginning of period	65,632	22,569,661
Cash and cash equivalents, end of period	$1,626,500	$635,836

Capital expenditures funded by capital lease borrowings and notes payable	$3,001,053	$2,225,112

The accompanying notes to consolidated financial statements are an integral part of these statements.

4

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2017

NOTE 1 – ORGANIZATION AND BUSINESS

GCA Holding Corp. was formed on March 1, 2016 for the original purpose of acquiring Erie Acquisition Holdings, Inc. and its Subsidiaries, including GCA Services Group, Inc. and Subsidiaries (GCA). GCA Holding Corp. completed its acquisition of Erie Acquisition Holdings, Inc. and Subsidiaries on March 2, 2016, as more fully described in Note 2. GCA Holding Corp., through its indirectly wholly-owned subsidiary, Erie Acquisitions Holdings, Inc., (together known as the Company) began operations on March 2, 2016. The accompanying interim financial statements represent the period of the first six months of 2017 and the period from March 2, 2016 (commencement of operations) through June 30, 2016.

GCA provides contract building cleaning services, building maintenance, landscaping and grounds services, and other similar services for commercial and industrial businesses, office buildings, colleges and universities, school systems, and other facilities. The Company also provides staffing services to various commercial businesses.

NOTE 2 – MERGER

On November 12, 2015, the Company, Erie Acquisition Holdings, Inc. (“Subsidiary” or “Predecessor”), Blackstone Group L.P. and its affiliates (the Subsidiary’s previous controlling shareholder), GCA Merger Sub, Inc., (“Merger Sub”) and an indirect wholly-owned subsidiary of the Subsidiary, entered into an Agreement and Plan of Merger (“the Merger”). Pursuant to the Merger, the Merger Sub merged with and into the Subsidiary. On March 1, 2016, the Merger was consummated.

As a result of the Merger, the Company is majority owned by affiliates of the investment funds sponsored by the Merchant Banking Division of Goldman Sachs (“Goldman Sachs”) and Thomas H. Lee Partners, L.P. (“THL”). Goldman Sachs, THL and certain members of the Company’s management team (“Investor Group”), beneficially own all of the issued and outstanding capital stock of the Company. The Investor Group made an equity investment of $310,600,000.

The Merger was financed by initial borrowings under the Company’s new senior secured credit facilities (“Credit Facilities”) having an aggregate initial available principal amount of approximately $775,000,000, and the $310,600,000 equity investment by the Investor Group. The initial borrowings to finance the purchase included two term loans totaling $675,000,000 and $23,300,000 of revolver borrowings. The details of the new Credit Facilities are more fully discussed in Note 6.

The interim financial statements as presented for 2016, relates to the financial position and results of operations on and after March 2, 2016, after giving effect to the issuance of new capital stock and the recognition and of purchase accounting adjustments and stock-based compensation expense for certain stock options issued by the Company. See Note 7 for further details of stock-based compensation expense.

The Merger consideration for all of the outstanding capital stock of the Subsidiary outstanding on March 1, 2016 was defined as $950,000,000 plus the amount of cash; minus the amount of closing indebtedness; minus the amount of Company transaction expenses; plus or minus an adjustment for any variance in working capital, as defined.

5

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 2 – MERGER – CONTINUED

The actual merger consideration was calculated as follows:

Common stock merger consideration	$950,000,000
Closing cash	40,480,911
Closing indebtedness	(416,356,761)
Transaction expenses	(12,715,896)
Working capital adjustment	(6,381,968)

Total merger consideration	$555,026,286

The following table summarizes the allocation of the purchase price based upon the work of outside appraisers as well as internal valuation estimates to determine the relative fair value of the Company’s assets and liabilities acquired as of March 1, 2016 in conformity with Accounting Standards Codification (ASC) No. 805, Business Combinations:

Current assets	$150,187,287
Property and equipment	35,947,235
Identifiable intangible assets	575,300,000
Goodwill	491,837,463
Other long-term assets	2,547,087
Total assets acquired	1,255,819,072

Current liabilities assumed	(91,262,451)
Capital lease liabilities	(2,992,708)
Other liabilities	(2,755,905)
Debt assumed	(407,830,000)
Deferred taxes	(195,951,722)

Net assets acquired	$555,026,286

Identifiable intangible assets above include $368,300,000 for customer contracts and relationships, $183,400,000 for trade names and trademarks, and $23,600,000 for non-compete agreements. The intangible assets values were derived by outside appraisers using a number of income approaches including the excess earnings method, the relief of royalty method and the discounted earnings method. These valuation techniques represent level 3 inputs in the fair value hierarchy under fair value measurement guidance. Property and equipment fair values are based upon management’s assessments of current market values for used equipment. Working capital carrying values were deemed to represent fair value.

6

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 2 – MERGER – CONTINUED

As defined in the Merger agreement, a portion of the Merger Consideration was not paid on March 1, 2016 to the Predecessor shareholders. This portion of the Merger Consideration totaling $22,000,000 was deposited at a commercial bank into two separate escrow accounts; $20,000,000 into a Purchase Price Adjustment Escrow account and $2,000,000 into a Security Holder Representative Expense account. The Purchase Price account is disbursed at the direction of the Subsidiary. The Security Holder account is disbursed at the direction of the Security Holder representative (the Predecessor Company’s controlling shareholder). In July 2016, these escrow balances were disbursed in accordance with the purchase agreement and $200,000 of the Security Holder Escrow was withheld and remains unpaid as of June 30, 2017

As part of the Merger Agreement, the Company entered into a tax benefit sharing agreement with the Predecessor Company’s selling shareholders. The agreement requires the Company to pay certain tax benefits it receives from specific tax deductions on its federal and state tax returns to the Predecessor Company’s shareholders. Tax benefits to be paid to the Predecessor Company’s selling shareholders are those related to periods prior to March 2, 2016 and are defined transaction costs, deferred financing fees and original issue discount, an interest rate swap agreement, and stock-based compensation and related payroll tax for stock options exercised in connection with the Merger. The tax benefit sharing agreement also requires the Company to pay to the Predecessor Company’s selling shareholders tax benefits related to management bonuses for 2015 paid after March 1, 2016 and for any utilization of any federal and state net operating loss carryforwards and tax credits that existed as of March 1, 2016 and were utilized for tax periods after that date and through the period ending March 1, 2019. In December 2016, the Company received a tax refund related to the carryback tax benefit of $16,998,360, of which $5,747,814 according to the tax sharing agreement was distributed to the Predecessor Company’s selling shareholders. As of June 30, 2017, the Company has recorded an estimated accrued distribution payable to the Predecessor Company’s shareholders for the realization of future tax benefits of $4,017,125 in other accrued expenses in the accompanying consolidated balance sheet in accordance with the tax sharing provisions.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation

The consolidated balance sheet as of June 30, 2017 and the consolidated statements of operations and the consolidated statements of cash flows for the periods ending June 30, 2017 and 2016, have been prepared by the Company and have not been audited. In the opinion of management, all normal and recurring adjustments necessary to present fairly the financial position, results of operations and cash flows have been made. The unaudited consolidated financial statements should be read in conjunction with the audited financial statements and notes for the year ended December 31, 2016.

(b)	Principles of Consolidation

The consolidated financial statements include the accounts of GCA Holding Corp. and its consolidated subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

7

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(c)	Use of Estimates

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management of the Company to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(d)	Prepaid Commissions

The Company capitalizes commissions paid to sales personnel in connection with the execution of customer contracts. These amounts are capitalized and amortized over the length of the expected customer relationship (not exceeding five years), on a straight-line basis. The portions of the capitalized commissions that will be recorded as amortization within the first twelve months after period-end are included in prepaid expenses and other current assets in the accompanying consolidated balance sheet. Capitalized commissions of $977,759 are included in prepaid expenses and $561,561 are included in other assets as of June 30, 2017.

(e)	Financing Fees and Original Issue Discount

The Company’s debt financing costs are amortized on a straight-line basis, which approximated the effective interest method, over the life of the applicable loan agreements. Financing fees related to the revolving credit facility are included in other assets on the consolidated balance sheet. Financing fees and original issue discount related to the first and second lien term loans are recorded as an offset to long-term debt in the accompanying consolidated balance sheet.

As a result of financing the purchase price of the Merger, $34,261,629 of financing costs were incurred by the Company in connection with the Credit Facilities discussed in Note 6. Of these financing costs, $27,383,632 was unamortized as of June 30, 2017. Accumulated amortization for the financing costs of the Company was $6,877,997 as of June 30, 2017.

Amortization of all deferred financing and original discount costs, which is included in interest expense in the accompanying consolidated statements of operations, was $2,503,279 and $1,623,612 for the periods ended June 30, 2017 and 2016, respectively.

(f)	Accounting for Stock-Based Compensation

The Company applies the accounting prescribed in ASC No. 718, which requires that all stock-based compensation be recognized as an expense in the financial statements and that such cost be measured at the fair value of the award.

The Company recognizes compensation expense based on estimated grant date fair value using the Black-Scholes option-pricing model. Share-based compensation related to stock options recognized under ASC No. 718 was expense of $892,548 and $675,092 for the periods ended June 30, 2017 and 2016, respectively. See Note 7 for further details of stock-based compensation expense.

8

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(g)	Fair Value of Financial Instruments

The Company applies fair value accounting for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company defines fair value as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value is calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities includes consideration of non-performance risk including the Company’s own credit risk.

In determining fair value, the Company uses various valuation approaches, including market, income and/or cost approaches. The accounting guidance related to financial assets and financial liabilities establishes a hierarchy for inputs used in measuring fair value which maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Company’s financial instruments are cash and cash equivalents, accounts receivable, accounts payable, and long-term debt. The recorded values of cash and cash equivalents, accounts receivable and accounts payable approximate their fair values based on their short-term nature. The Company’s long-term debt is recorded at historical cost, and the Company has not elected to apply fair value accounting to such financial instrument. The historical cost of the Company’s long-term debt approximates its fair value.

(h)	Statement of Cash Flow Disclosures

During the periods ended June 30, 2017 and 2016, the Company paid interest of $25,266,991 and $12,620,148, respectively, and made income tax payments of $144,525 and $6,186,277, respectively.

(i)	Reclassifications

Certain prior year amounts have been reclassified to conform with the current period presentation.

9

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 4 – PROPERTY AND EQUIPMENT

	Useful	June 30,
	Life	2017
Machinery and equipment	5 to 6 years	$36,641,308
Automotive equipment	5 years	2,285,626
Office furniture and fixtures	5 years	195,404
Computer hardware and software	3 to 5 years	6,516,776
Capital leased assets	Lease term	12,525,224
Leasehold improvements	Lease term	849,538
		$59,013,876
Less accumulated depreciation and amortization		(15,466,726)

Property and equipment, net		$43,547,150

Depreciation expense for property and equipment for the periods ended June 30, 2017 and 2016 was $8,193,370 and $4,857,339, respectively.

NOTE 5 – OTHER INTANGIBLE ASSETS

	Average	June 30,
	Useful Life	2017
Intangible assets:
Customer contracts and relationships	12-15 years	$368,300,000
Covenants not to compete	2 years	23,600,000
Trademarks and tradenames	Indefinite	183,400,000
		575,300,000
Less accumulated amortization		(81,774,417)

Other intangible assets, net		$493,525,583

Covenants not to compete are being amortized on a straight-line basis. The customer contracts and relationships are amortized on a declining balance method based on the level of cash flows used in the valuation of the assets. Amortization expense for amortizing intangible assets was $29,331,362 and $20,977,222 for the periods ended June 30, 2017 and 2016. Amortization expense for each of the next five years is as follows:

July 1, 2017- June 30, 2018	$51,850,746
July 1, 2018- June 30, 2019	$38,039,891
July 1, 2019- June 30, 2020	$33,715,648
July 1, 2020- June 30, 2021	$31,018,430
July 1, 2021- June 30, 2022	$29,254,843

10

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 6 – LONG-TERM DEBT

Senior Secured Credit Facilities

In connection with the Merger, the Company entered into first and second lien senior secured credit facilities having an aggregate principal amount of $675,000,000, consisting of a $515,000,000 first lien senior secured term loan and a $160,000,000 second lien senior secured term loan. The Credit Facilities also provide for a $100,000,000 revolving credit facility. The principal amounts of the first and second lien senior secured term loans of $664,425,000 as of June 30, 2017 are recorded net of an original issue discount and financing fees, of which $11,497,905 and $14,110,437, respectively, are unamortized as of June 30, 2017. These discounts are being amortized based on the effective interest method. Under the revolving credit facility, no amount was outstanding as of June 30, 2017.

Summarized below are the principal terms of the agreements that govern the Credit Facilities.

First lien term loan bears interest at the London Interbank Rate (LIBOR) subject to a 1.0% floor plus 4.75%, or for Base Rate Loans, 3.75% plus the highest of (1) federal funds rate plus 1/2 of 1%, (2) the LIBOR rate plus 1.0%, and (3) the Prime Rate. The second lien term loan bears interest at LIBOR subject to a 1.25% floor plus 9.0%, or for Base Rate Loans, 8.0% plus the highest rate of (1) (2) or (3) above. Total interest expense for the periods ended June 30, 2017 and 2016 for borrowings under the Credit Facilities totaled $23,843,466 and $16,612,128, respectively. At June 30, 2017, the average borrowing rate on the first lien term loan was 5.90% and the average borrowing rate on the second lien term loan was 10.19%.

The Credit Facilities also provide for the issuance of letters of credit, as defined. The Company is required to pay a fee of 4.875% per annum for the total letters of credit outstanding. The Company has outstanding letters of credit issued under the Credit Facilities totaling $39,264,788 at June 30, 2017.

The Company is required to pay a commitment fee of 0.50% per annum to the lenders under the senior secured revolving facility in respect of the unutilized commitments thereunder. Prepayments are required to be made upon certain conditions, and the Company may voluntarily prepay the outstanding loans.

The first lien term loan facility amortizes in equal quarterly installments in aggregate annual amounts equal to 0.25% of the original principal amount of the first lien term loan facility, with the balance payable on March 1, 2023. The principal amount outstanding under the revolving credit facility is due five years after the closing date on March 1, 2021. The principal amount outstanding under the second lien term loan facility is due in full on March 1, 2024.

Obligations under the Credit Facilities are unconditionally guaranteed by each of the Company’s existing U.S. wholly-owned restricted subsidiaries and, secured by substantially all of the assets of the Company and guarantors, including a pledge of all of the Company’s capital stock.

The Company is required to maintain certain financial and nonfinancial covenants, as defined, including a consolidated first lien leverage ratio test on the last day of any quarter. The Company was in compliance with the covenants as of June 30, 2017. Additionally, the Company is restricted as to the dividends that can be paid as defined in the Credit Facilities.

11

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 6 – LONG-TERM DEBT - CONTINUED

Long-Term Debt Maturities

As of June 30, 2017, the Company’s long-term debt is payable as follows:

Term
Loans
July 1, 2017- June 30, 2018	$5,150,000
July 1, 2018- June 30, 2019	5,150,000
July 1, 2019- June 30, 2020	5,150,000
July 1, 2020- June 30, 2021	5,150,000
July 1, 2021- June 30, 2022	5,150,000
Thereafter	638,675,000
Total payments	664,425,000
Less current portion of long-term debt	(5,150,000)
Less unamortized financing fees	(14,110,437)
Less unamortized debt discount	(11,497,905)

Long-term debt	$633,666,658

NOTE 7 – STOCK OPTION PLAN

In connection with the Merger discussed in Note 2, the Company adopted a stock option plan in which certain employees of the Company can participate.

Under the terms of the Plan, the Company may grant awards to key employees, directors, other service providers, or independent contractors of the Company and its subsidiaries, which awards include grants of non-qualified stock options and other stock-based awards, including restricted shares of the Company’s common stock, restricted stock units, and the opportunity to purchase shares of Company common stock.

An option may be exercised by paying the exercise price in cash or its equivalents, in shares, or partly in cash and partly in such shares which, in the aggregate, have a value equal to the aggregate exercise price of the shares being. The number of shares delivered upon the exercise of the option will be reduced by a number of shares that has a fair market value equal to the exercise price, provided that the participant tenders cash or its equivalent to pay any applicable withholding taxes.

Under the Plan, the Company is authorized to issue up to 423,546 stock options and the Company issued shares noted below at an exercise price of $100 per share, which was the fair market value determined by the Board. These options expire in ten years and vest as follows:

•	Time-vesting option. 42% of the options will vest based on the passage of time and the employee’s continued employment. Subject to the continued employment with the Company or its subsidiaries, 25% of the time-vesting tranche will vest on each anniversary of the date of grant.

•	Performance-vesting option. 58% of the options will vest based on the achievement of specified investment returns by the Investor Group as defined in the Plan.

12

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 7 – STOCK OPTION PLAN – CONTINUED

For financial reporting purposes, compensation expense is recognized only for the time vesting options granted in accordance with ASC 718 and was $892,548 for the period ending June 30, 2017 and $675,092 for the period ending June 30, 2016, respectively.

Stock option activity and weighted average calculation for the time vesting options for the periods ended June 30, 2017 and 2016 are as follows:

			Remaining
	Number of	Exercise	Contracted
	Shares	Price	Term
Balances as of March 1, 2016	145,519	$100.00	9.7
Forfeited	(4,200)	$100.00	9.9
Balances as of June 30, 2016	141,319	$100.00	9.7

			Remaining
	Number of	Exercise	Contracted
	Shares	Price	Term
Balances as of December 31, 2016	125,664	$100.00	9.2
Granted	16,380	$100.00	9.7
Forfeited	(4,074)	$100.00	8.7
Balances as of June 30, 2017	137,970	$100.00	8.8

Leases

The Company leases office space and certain equipment under operating leases expiring on various dates through January 30, 2024. The Company is liable under terms of non-cancelable leases for the following future minimum lease commitments:

July 1, 2017- June 30, 2018	$1,771,273
July 1, 2018- June 30, 2019	1,438,160
July 1, 2019- June 30, 2020	1,200,751
July 1, 2020- June 30, 2021	899,977
July 1, 2021- June 30, 2022	838,543
Thereafter	1,219,368
Total minimum lease payments	$7,368,072

Rent expense for all operating leases was $1,481,959 and $963,873 for the periods ended June 30, 2017 and 2016, respectively.

13

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 8 – COMMITMENTS AND CONTINGENCIES

The Company leases certain vehicles under agreements that are classified as capital leases. The cost of the vehicles under capital leases included in the consolidated balance sheet as property and equipment was $12,769,875 at June 30, 2017. Accumulated amortization of the leased vehicles was $2,667,864 at June 30, 2017. Amortization of vehicles under capital leases is included in depreciation expense.

The future minimum lease payments required under the capital leases and the present value of the net minimum lease payments as of June 30, 2017, are as follows:

July 1, 2017- June 30, 2018	$2,926,089
July 1, 2018- June 30, 2019	2,819,238
July 1, 2019- June 30, 2020	2,727,584
July 1, 2020- June 30, 2021	2,131,422
July 1, 2021- June 30, 2022	767,830
Total minimum lease payments	11,372,163
Less amount representing interest	(1,975,220)
Present value of net minimum lease payments	9,396,943
Less current portion of capital lease obligations	(2,996,677)
Long-term capital lease obligations	$6,400,266

Contingencies

As discussed in Note 6, the Company has outstanding letters of credit issued by a financial institution in the amount of $39,264,788 as of June 30, 2017 and 2016.

Certain current and former officers of the Company have employment agreements that provide for, among other things, salary, bonus, and severance, in certain circumstances, as defined.

The Company has an unsecured deferred compensation arrangement for selected current and former employees that were not eligible to participate in the Company’s voluntary defined contribution plan. The deferred compensation obligation as of June 30, 2017 was $490,646, and is included in other liabilities in the accompanying consolidated balance sheet.

The Company is involved in certain legal actions arising in the ordinary course of business including certain claims made by current and former employees. Management believes that the outcome of such actions, based on the advice of legal counsel, will not have a material adverse effect on the Company’s financial position or results of operations.

14

GCA Holding Corp. and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

June 30, 2017

NOTE 9 – RELATED-PARTY TRANSACTIONS

Beginning March 2, 2016, the Company is obligated to pay a quarterly monitoring fee that equates to $2,000,000 annually, plus expenses, to Goldman Sachs and THL. The Company paid $1,001,639 and $682,358 related to monitoring fees for the periods ended June 30, 2017 and 2016, respectively. These expenses were recorded in general and administrative expenses in the accompanying consolidated statements of operations. As of June 30, 2017, the Company had a liability of $496,804 of outstanding balances included in other accrued expenses in the accompanying consolidated balance sheet.

NOTE 10 – INCOME TAXES

The Company’s effective tax rate differs from the statutory tax rate primarily due to tax law and state apportionment changes, valuation allowances, transaction related costs and tax credits. The Company’s effective tax rate of 39.5% for the periods ended June 30, 2017 and 2016 are also impacted by a tax benefit sharing agreement contained in the Merger Agreement entered into as a part of the change in control discussed in Note 2.

NOTE 11 – SUBSEQUENT EVENTS

On September 1, 2017, the Company was acquired by ABM Industries Incorporated for a combination of cash and stock, totaling approximately $1.25 billion. The Company has evaluated its June 30, 2017 consolidated financial statements for subsequent events through November 2, 2017, the date the consolidated financial statements were available to be issued. The Company is not aware of any additional subsequent events which would require recognition or disclosure in the interim consolidated financial statements.

15